Finance income/(expenses), net	12 Months Ended
Dec. 31, 2024
Finance Income (Expense) [Abstract]
Finance income/(expenses), net
5.9 Finance income/(expenses), net
Interest income is recognized on a time-proportion basis using the effective interest method.

	Year ended December 31,
in € thousand	2024	2023	2022
FINANCE INCOME
Interest income from other parties	2,362	1,210	260
TOTAL FINANCE INCOME	2,362	1,210	260
FINANCE EXPENSES
Interest expense on loans	(22,808)	(13,681)	(8,238)
Interest expense on refund liabilities	(360)	(8,419)	(9,597)
Interest expenses on lease liabilities	(813)	(1,183)	(955)
Other interest expense	(3)	(42)	(264)
TOTAL FINANCE EXPENSES	(23,984)	(23,325)	(19,054)
FOREIGN EXCHANGE GAIN/(LOSSES), NET	(3,193)	5,574	(12,587)
FINANCE INCOME/(EXPENSES), NET	(24,816)	(16,541)	(31,381)

The increase in interest expense on loans is due to the further draw-down in the second half of the year 2023, for further details see Note 5.24.
The interest expense on refund liabilities for the year ended December 31, 2023 of €8.4 million was mainly caused by accumulated payment deferrals related to the Pfizer agreement. The interest expense on refund liabilities for the year ended December 31, 2024 decreased to €0.4 million due to the significant payments made to Pfizer during the second half of 2023 and the fulfillment of all payment obligations during the first half of 2024. Please refer to Note 5.29 for more information on the refund liability balances.
The foreign exchange gain/(losses), net are primarily driven by non-cash revaluation results of non-Euro denominated balance sheet positions, especially caused by USD denominated liabilities (increase of the USD against the EUR of 7% in 2024).